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                                                                    EXHIBIT 23.1

                      Consent of Independent Accountants
                      ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-81241) of IPC Communications, Inc. of our report dated November 30, 1999 relating to the financial statements and financial statement schedule of IPC Communications, Inc., which appears in this Annual report on Form 10-K.

PricewaterhouseCoopers LLP

New York, New York
December 29, 1999